Dreyfus Premier

Value Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                     Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Value Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Value Fund.


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund achieved total returns of 9.00% for Class A Shares; 8.12% for Class B Shares; 8.02% for Class C Shares; and 8.97% for Class R Shares.(1) For the same period, the Russell 1000 Value
Index,   the   fund'  s  benchmark,  achieved  a  total  return  of  5.52% .(2)

From its March 1, 2000 inception through October 31, 2000, the fund's Class T shares achieved a total return of 13.68%.(1)

We attribute the fund's strong performance to good individual stock selections in a variety of industry groups. The fund also benefited from our decisions to emphasize certain industry groups in light of their long-term growth prospects.

What is the fund's investment approach?

Dreyfus   Premier   Value   Fund  invests  primarily  in  large-capitalization,
value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examine the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's resources among
sectors    in    roughly    the    same    pro    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

portions as our benchmark. However, we may choose to moderately emphasize certain sectors that we believe offer greater long-term growth prospects than the overall market.

What other factors influenced the fund's performance?

The fund's performance during the first half of the period was largely driven by a sharp rise in technology stocks. When many higher valuation technology-related stocks failed to meet our value-oriented investment criteria, we identified and invested in several large, well-established technology companies, such as Intel and IBM, that did meet our standards. When many higher valuation technology stocks suffered steep declines during the second half of the period, our technology holdings preserved a significant percentage of the gains achieved earlier in the period.

From mid-March 2000 through the end of the period, market strength shifted from technology to other industries and sectors. The fund realized its greatest gains during these months, with positive contributions from a wide variety of industry groups, including financial services, utilities, communications services, and consumer cyclicals.

Financial services represented the fund's largest single group of holdings. We realized strong returns from global institutions, such as Citigroup and The Bank of New York, as well as insurers, such as Lincoln National and Exel Capital. Among utilities, we concentrated on companies, such as Coastal and Dynegy, that were well positioned to capitalize on rising energy prices. In communications services, we focused on fast-growing businesses, such as SBC Communications. In the consumer cyclical area, the fund benefited from opportunistic buying and selling of companies such as General Motors and Cendant.

What is the fund's current strategy?

As of October 31, 2000, we have continued to allocate a relatively high percentage of the fund's assets to value-oriented technology stocks. We believe that technology remains a driving force behind U.S. economic growth, delivering
products    that    stimulate    consumer    spending.    In    our

view, technology also has the ability to help companies grow their earnings while limiting price increases. Although many technology stocks appear overpriced compared to their intrinsic values, we have continued to find attractive investment opportunities in this important area that meet our value-oriented investment criteria.

We have also continued to allocate a significant percentage of the fund's assets to the financial services group. As prices of financial stocks have benefited from falling interest rates, we believe the sector's underlying fundamentals are strong and that shares of many leading financial services companies offer attractive long-term investment opportunities.

We are pleased that value stocks showed sustained strength during the second half of the reporting period. While we can't be sure this trend will continue, we believe value-oriented stocks remain attractively priced relative to growth-oriented stocks, and we continue to maintain our strict commitment to value investing.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Value Fund Class A shares with the Russell 1000 Value Index

((+) )SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER VALUE FUND ON 10/16/86 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/86 IS USED AS THE BEGINNING VALUE ON 10/16/86. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

 Inception    From

 Date 1 Year 5 Years 10 Years Inception
--------------------------------------------------------------------------------

CLASS A SHARES WITH SALES CHARGE (MAX. 5.75%) 10/16/86 2.74% 11.78% 11.32%
11.95% WITHOUT SALES CHARGE 10/16/86 9.00% 13.11% 11.98% 12.42%

CLASS B SHARES WITH REDEMPTION((+)) 1/15/93 4.17% 12.00% -- 9.69% WITHOUT REDEMPTION 1/15/93 8.12% 12.25% -- 9.69%

CLASS C SHARES WITH REDEMPTION((+)(+)) 9/1/95 7.04% 12.29% -- 11.81% WITHOUT REDEMPTION 9/1/95 8.02% 12.29% -- 11.81%

CLASS R SHARES 9/1/95 8.97% 12.29% -- 12.53%
--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/00

 Inception    From

 Date 1 Year 5 Years 10 Years Inception
--------------------------------------------------------------------------------

CLASS A SHARES WITH SALES CHARGE (MAX. 4.5%) 3/1/00 -- -- -- 8.58% WITHOUT SALES CHARGE 3/1/00 -- -- -- 13.68%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES IS CONVERTED TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund




STATEMENT OF INVESTMENTS

October 31, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.4%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--7.3%

Bank of America                                                                                  45,000                2,162,812

Bank of New York                                                                                 64,500                3,712,781

Chase Manhattan                                                                                  46,200                2,102,100

FleetBoston Financial                                                                            25,700                  976,600

Wells Fargo                                                                                      86,800                4,019,925

                                                                                                                      12,974,218

COMMERCIAL SERVICES--.3%

McGraw-Hill Cos.                                                                                  7,100                  455,731

CONSUMER CYCLICAL--.3%

Clear Channel Communications                                                                      9,200  (a)             552,575

CONSUMER DURABLES--.5%

General Motors                                                                                   14,746                  916,095

CONSUMER NON-DURABLES--10.3%

Anheuser-Busch Cos.                                                                              41,000                1,875,750

Coca-Cola                                                                                        15,800                  953,925

Flowers Industries                                                                               52,900                  813,337

Kimberly-Clark                                                                                   15,400                1,016,400

Nabisco Holdings, Cl. A                                                                          62,800                1,813,350

NIKE, Cl. B                                                                                      21,400                  854,662

PepsiCo                                                                                          35,000                1,695,313

Philip Morris Cos.                                                                              123,800                4,534,175

Procter & Gamble                                                                                 36,400                2,600,325

UST                                                                                              85,200                2,151,300

                                                                                                                      18,308,537

CONSUMER SERVICES--3.2%

Comcast, Cl. A                                                                                   24,600  (a)           1,002,450

Disney (Walt)                                                                                    88,300                3,162,244

Viacom, Cl. B                                                                                    25,400  (a)           1,444,625

                                                                                                                       5,609,319

ELECTRONIC TECHNOLOGY--6.1%

Boeing                                                                                           24,300                1,647,844

Compaq Computer                                                                                 120,600                3,667,446

Hewlett-Packard                                                                                  28,200                1,309,537


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY (CONTINUED)

Intel                                                                                            21,300                  958,500

International Business Machines                                                                  13,000                1,280,500

Micron Technology                                                                                48,800  (a)           1,695,800

United Technologies                                                                               2,100                  146,606

                                                                                                                      10,706,233

ENERGY MINERALS--6.7%

Anadarko Petroleum                                                                               17,900                1,146,495

Conoco, Cl. B                                                                                    17,400                  473,062

Exxon Mobil                                                                                      99,230                8,850,076

Santa Fe International                                                                           39,900                1,456,350

                                                                                                                      11,925,983

FINANCE--23.3%

American Express                                                                                 44,500                2,670,000

American General                                                                                 22,700                1,827,350

American International Group                                                                     55,637                5,452,426

Associates First Capital, Cl. A                                                                  24,500                  909,562

Bank One                                                                                         49,300                1,799,450

Citigroup                                                                                       180,833                9,516,337

Federal Home Loan Mortgage                                                                       34,100                2,046,000

Federal National Mortgage Association                                                            18,600                1,432,200

Gallagher (Arthur J.)                                                                            29,900                1,887,437

Goldman Sachs Group                                                                               6,300                  628,819

GreenPoint Financial                                                                             60,000                1,785,000

Household International                                                                          12,700                  638,969

John Hancock Financial Services                                                                  17,400  (a)             550,275

MBNA                                                                                             22,600                  848,912

Marsh & McLennan Cos.                                                                             7,500                  980,625

Merrill Lynch                                                                                    22,500                1,575,000

Morgan Stanley Dean Witter                                                                       35,500                2,851,094

PartnerRe                                                                                        33,300                1,814,850

USA Education                                                                                    36,200                2,022,675

                                                                                                                      41,236,981

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--1.1%

AmeriSource Health, Cl. A                                                                        18,600  (a)             807,938

HCA-Healthcare                                                                                   26,400                1,054,350

                                                                                                                       1,862,288

HEALTH TECHNOLOGY--10.1%

ALZA                                                                                             20,500                1,659,219

Abbott Laboratories                                                                              38,300                2,022,719

Alpharma, Cl. A                                                                                  44,500                1,727,156

American Home Products                                                                           12,100                  768,350

Baxter International                                                                             10,800                  887,625

Bristol-Myers Squibb                                                                             27,600                1,681,875

Johnson & Johnson                                                                                18,100                1,667,462

King Pharmaceuticals                                                                             64,000  (a)           2,868,000

Merck & Co.                                                                                      32,900                2,958,944

Schering-Plough                                                                                  32,800                1,695,350

                                                                                                                      17,936,700

NON-ENERGY MINERALS--.9%

Alcoa                                                                                            57,000                1,635,188

PROCESS INDUSTRIES--2.9%

duPont (E.I.) deNemours                                                                          26,800                1,216,050

PPG Industries                                                                                   21,700                  968,362

Union Carbide                                                                                    42,800                1,840,400

Willamette Industries                                                                            31,400                1,140,213

                                                                                                                       5,165,025

PRODUCER MANUFACTURING--5.1%

Emerson Electric                                                                                 41,200                3,025,625

General Electric                                                                                 24,700                1,353,869

Minnesota Mining & Manufacturing                                                                 11,300                1,091,862

Tyco International                                                                               64,000                3,628,000

                                                                                                                       9,099,356

RETAIL TRADE--2.5%

Costco Wholesale                                                                                 23,400  (a)             857,025

Sears, Roebuck & Co.                                                                             59,600                1,771,908

Wal-Mart Stores                                                                                  38,700                1,756,013

                                                                                                                       4,384,946

TECHNOLOGY--.5%

LifePoint Hospitals                                                                              21,100  (a)             817,625


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--16.3%

AES                                                                                              16,700  (a)             943,550

Coastal                                                                                          35,500                2,678,031

Duke Energy                                                                                      33,200                2,869,725

Dynegy, Cl. A                                                                                    33,700                1,560,731

Enron                                                                                            22,200                1,821,788

Qwest Communications International                                                               19,755  (a)             960,587

SBC Communications                                                                              134,596                7,764,507

Southern                                                                                         18,700  (a)             549,313

Southern Energy                                                                                  38,900                1,060,025

Sprint (FON Group)                                                                               18,300                  466,650

Telefonos de Mexico, Cl. L, ADS                                                                  16,300                  879,181

Verizon Communications                                                                           73,936                4,274,434

WorldCom                                                                                        130,950  (a)           3,110,063

                                                                                                                      28,938,585

TOTAL COMMON STOCKS

   (cost $134,203,261)                                                                                               172,525,385
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Principal
SHORT-TERM INVESTMENTS--4.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S TREASURY BILLS :

6.07%, 11/9/2000                                                                                188,000                  187,750

6.06%, 11/16/2000                                                                               115,000                  114,715

6%, 11/24/2000                                                                                   84,000                   83,680

5.97%, 12/7/2000                                                                                 78,000                   77,526

5.97%, 12/21/2000                                                                             1,210,000                1,199,340

6%, 12/28/2000                                                                                  710,000                  703,049

6.05%, 1/11/2001                                                                              4,233,000                4,181,823

6.14%, 1/18/2001                                                                              1,292,000                1,274,778

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,824,229)                                                                                                   7,822,661
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $142,027,490)                                                            101.8%              180,348,046

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.8%)               (3,156,985)

NET ASSETS                                                                                       100.0%              177,191,061

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           142,027,490   180,348,046

Cash                                                                     92,238

Receivable for investment securities sold                             2,268,913

Dividends receivable                                                    158,037

Receivable for shares of Beneficial Interest subscribed                 117,410

Prepaid expenses                                                         21,624

                                                                    183,006,268
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           169,146

Payable for investment securities purchased                           5,457,980

Payable for shares of Beneficial Interest redeemed                      119,904

Accrued expenses                                                         68,177

                                                                      5,815,207
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      177,191,061
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     125,634,558

Accumulated undistributed investment income--net                        848,398

Accumulated net realized gain (loss) on investments                  12,387,549

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                         38,320,556
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      177,191,061

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      164,534,016            11,936,031             713,553                6,324                1,137

Shares Outstanding                    7,529,684               570,195              34,387              293.469               52.219
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          21.85                20.93                20.75                21.55                21.77

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,974 foreign taxes withheld at source)      2,847,850

Interest                                                               220,238

TOTAL INCOME                                                         3,068,088

EXPENSES:

Management fee--Note 3(a)                                            1,352,185

Shareholder servicing costs--Note 3(c)                                 621,217

Distribution fees--Note 3(b)                                           124,845

Professional fees                                                       57,354

Registration fees                                                       47,289

Trustees' fees and expenses--Note 3(d)                                  37,596

Prospectus and shareholders' reports                                    25,218

Custodian fees--Note 3(c)                                               22,708

Loan commitment fees--Note 2                                             3,096

Miscellaneous                                                            6,194

TOTAL EXPENSES                                                       2,297,702

INVESTMENT INCOME--NET                                                 770,386
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             12,695,503

Net realized gain (loss) on financial futures                           (2,211)

NET REALIZED GAIN (LOSS)                                            12,693,292

Net unrealized appreciation (depreciation) on investments            1,795,450

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              14,488,742

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,259,128

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                  2000(a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            770,386             800,499

Net realized gain (loss) on investments        12,693,292          17,030,671

Net unrealized appreciation (depreciation)
   on investments                               1,795,450          10,093,329

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,259,128          27,924,499

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (792,500)            (847,057)

Class R shares                                       (26)                 (42)

Net realized gain on investments:

Class A shares                               (14,166,860)         (12,313,696)

Class B shares                                (2,161,284)          (3,589,217)

Class C shares                                   (61,079)             (48,455)

Class R shares                                      (705)                (498)

TOTAL DIVIDENDS                              (17,182,454)         (16,798,965)

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                 30,468,663         316,761,511

Class B shares                                  3,869,293           3,646,012

Class C shares                                    717,083             379,803

Class R shares                                      1,012               1,563

Class T shares                                      1,000                 --

Dividends reinvested:

Class A shares                                 13,944,282          12,323,001

Class B shares                                  1,915,838           3,380,195

Class C shares                                     27,006              32,265

Class R shares                                        726                 530

Cost of shares redeemed:

Class A shares                               (50,558,029)        (345,359,378)

Class B shares                               (19,677,565)         (29,533,115)

Class C shares                                  (734,509)            (378,037)

Class R shares                                    (3,300)                (719)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (20,028,500)          (38,746,369)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (21,951,826)          (27,620,835)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           199,142,887          226,763,722

END OF PERIOD                                 177,191,061          199,142,887

Undistributed investment income--net              848,398              870,538

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                               --------------------------------

                                                   2000(a)               1999
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

CLASS A (B)

Shares sold                                     1,470,099          14,542,524

Shares issued for dividends reinvested            685,560             620,493

Shares redeemed                               (2,423,470)         (15,842,402)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (267,811)            (679,385)
-------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       193,141             171,590

Shares issued for dividends reinvested             97,597             175,321

Shares redeemed                                 (988,931)          (1,406,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (698,193)          (1,059,372)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        36,075              18,015

Shares issued for dividends reinvested              1,386               1,685

Shares redeemed                                  (36,886)             (18,040)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         575                1,660
-------------------------------------------------------------------------------

CLASS R

Shares sold                                            49                  72

Shares issued for dividends reinvested                 36                  27

Shares redeemed                                     (163)                 (33)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (78)                  66
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            52                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 148,735 CLASS B SHARES REPRESENTING $2,969,946 WERE AUTOMATICALLY CONVERTED TO 143,145 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 852,883 CLASS B SHARES REPRESENTING $17,862,901 WERE AUTOMATICALLY CONVERTED TO 825,011 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            22.00          21.07          24.30          22.42         21.59

Investment Operations:

Investment income--net                                            .10(a)         .11(a)         .13            .12           .22

Net realized and unrealized gain (loss)

   on investments                                                1.74            2.50           .23           5.40          3.01

Total from Investment Operations                                 1.84            2.61           .36           5.52          3.23

Distributions:

Dividends from investment income-net                            (.11)           (.11)          (.11)         (.20)          (.31)

Dividends from net realized gain
   on investments                                              (1.88)          (1.57)         (3.48)        (3.44)         (2.09)

Total Distributions                                            (1.99)          (1.68)         (3.59)        (3.64)         (2.40)

Net asset value, end of period                                 21.85           22.00          21.07         24.30          22.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            9.00           13.24           1.53         27.43          15.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.20            1.18           1.19          1.18           1.19

Ratio of net investment income

   to average net assets                                         .50             .51            .54           .51            .94

Portfolio Turnover Rate                                       150.24          141.85         159.30        123.53         147.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        164,534         171,526        178,593       206,333       207,388

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.21         20.41          23.70          21.92         21.17

Investment Operations:

Investment income (loss)--net                                    (.04)(a)      (.05)(a)       (.04)          (.04)          .04

Net realized and unrealized gain (loss)

   on investments                                                1.64          2.42            .23           5.29          2.96

Total from Investment Operations                                 1.60          2.37            .19           5.25          3.00

Distributions:

Dividends from investment income-net                               --             --             --          (.03)         (.16)

Dividends from net realized gain
   on investments                                               (1.88)        (1.57)         (3.48)         (3.44)        (2.09)

Total Distributions                                             (1.88)        (1.57)         (3.48)         (3.47)        (2.25)

Net asset value, end of period                                  20.93         21.21          20.41          23.70         21.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             8.12         12.38            .75          26.55         15.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.99          1.94           1.95           1.93          1.94

Ratio of net investment income (loss)

   to average net assets                                         (.23)         (.25)          (.22)          (.27)          .19

Portfolio Turnover Rate                                        150.24        141.85         159.30         123.53        147.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          11,936        26,897         47,512         52,847        44,152

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.06          20.28         23.67          21.90         21.16

Investment Operations:

Investment income (loss)--net                                    (.11)(a)       (.06)(a)      (.05)          (.14)a         .06

Net realized and unrealized gain (loss)

   on investments                                                1.68           2.41           .20           5.35          3.05

Total from Investment Operations                                 1.57           2.35           .15           5.21          3.11

Distributions:

Dividends from investment income-net                               --            --           (.06)           --           (.28)

Dividends from net realized gain
   on investments                                               (1.88)         (1.57)        (3.48)         (3.44)        (2.09)

Total Distributions                                             (1.88)         (1.57)        (3.54)         (3.44)        (2.37)

Net asset value, end of period                                  20.75          21.06         20.28          23.67         21.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            8.02           12.25           .65          26.38         15.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         2.03            1.96          2.08           2.00          1.94

Ratio of net investment income (loss)

   to average net assets                                        (.59)           (.29)         (.35)          (.56)         (.51)

Portfolio Turnover Rate                                       150.24          141.85        159.30         123.53        147.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            714             712           652            594             6

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.70          20.87          24.30          22.42         21.60

Investment Operations:

Investment income--net                                            .05(a)         .06(a)         .21            .19           .40

Net realized and unrealized gain (loss)

   on investments                                                1.75           2.47           (.01)          5.38          2.87

Total from Investment Operations                                 1.80           2.53            .20           5.57          3.27

Distributions:

Dividends from investment income-net                             (.07)          (.13)          (.15)          (.25)         (.36)

Dividends from net realized gain
   on investments                                               (1.88)         (1.57)         (3.48)         (3.44)        (2.09)

Total Distributions                                             (1.95)         (1.70)         (3.63)         (3.69)        (2.45)

Net asset value, end of period                                  21.55          21.70          20.87          24.30         22.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.97          12.99            .77          27.74         16.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.37           1.40           1.00            .94           .97

Ratio of net investment income

   to average net assets                                          .26            .29            .51            .71          1.07

Portfolio Turnover Rate                                        150.24         141.85         159.30         123.53        147.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               6             8              6               5             4

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    Year Ended

CLASS T SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  19.15

Investment Operations:

Investment (loss)                                                  (.02)(b)

Net realized and unrealized gain (loss)

  on investments                                                       2.64

Total from Investment Operations                                       2.62

Net asset value, end of period                                        21.77
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 13.68(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.17(d)

Ratio of investment (loss)

  to average net assets                                            (.09)(d)

Portfolio Turnover Rate                                           150.24(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds, (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation

On November 3, 1999, the Board of Trustees approved the addition of Class T shares, which became effective March 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $433 during the period ended October 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $21,066 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and
 .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $120,340, $4,503 and $2 respectively, pursuant to the Plan, of which $67,227, $3,068 and $2 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $409,095, $40,113, $1,501 and $2, respectively, pursuant to the Shareholder Services Plan, of which $271,193, $22,409, $1,023 and $2 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $109,558 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $22,708 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $6,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2000, amounted to $265,766,983 and $304,373,447, respectively.

The  fund may invest in financial futures contracts in order to gain exposure to
or   protect   against   changes   in   the   market.  The  fund  is
                                                                       The  Fund

exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2000, there were no financial futures contracts outstanding.

(b) At October 31, 2000, accumulated net unrealized appreciation on investments was $38,320,556, consisting of $40,183,833 gross unrealized appreciation and $1,863,277 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Premier Value Fund (one of the Series constituting Dreyfus Premier Value Equity Funds) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                           /s/Ernst & Young, LLP


New York, New York

December 11, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.3940 per share as long-term capital gain distribution paid on December 1, 1999.

The fund also designates 59.58% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.



                                                           For More Information

                        Dreyfus Premier Value Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  037AR0010